T. Rowe Price Institutional Small-Cap Stock Fund

T. Rowe Price Small-Cap Stock Fund

Supplement to Prospectuses and Summary Prospectuses dated March 1, 2025

Effective September 30, 2025, the funds will resume accepting new accounts and purchases from most investors who invest directly with T. Rowe Price.

Accordingly, effective September 30, 2025, the first sentence under “Purchase and Sale of Fund Shares” in each summary prospectus and Section 1 of each prospectus is deleted in its entirety. In addition, the section entitled “Closed to New Investors” in Section 2 of each prospectus is deleted in its entirety.

The date of this supplement is August 19, 2025.

G68-041   8/19/25